SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to Section 14(a) of the
                                   Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    BALDOR ELECTRIC COMPANY
           ________________________________________________
           (Name of Registrant as Specified In Its Charter)

   _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
[  ]     $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

   1)    Title of each class of securities to which transaction applies:
         __________________________________________________________________

   2)    Aggregate number of securities to which transaction applies:
         __________________________________________________________________

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined:
         __________________________________________________________________

   4)    Proposed maximum aggregate value of transaction:
         __________________________________________________________________

   5)    Total fee paid:
         ___________________________________________________________________

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:
         __________________________________________________________________

   2)    Form, Schedule or Registration Statement No.:
         __________________________________________________________________

   3)    Filing Party:
         __________________________________________________________________

   4)    Date Filed:
         __________________________________________________________________

                     BALDOR  ELECTRIC  COMPANY

                              NOTICE OF
                   ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD MAY 6, 1995




To the Shareholders:

The Annual Meeting of Shareholders of Baldor Electric Company, a
Missouri corporation, will be held at the Holiday Inn, 700 Rogers
Avenue, Fort Smith, Arkansas, on Saturday, May 6, 1995, at 10:30 a.m., local time, for the following purposes:

  1. To elect directors; and

  2. To transact such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed the close of business on March 22, 1995, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.



                              By order of the Board of Directors



                              Lloyd G. Davis
                              Secretary



March 30, 1995




Even if you expect to attend the meeting in person, please mark, date, and sign the enclosed proxy and return it in the enclosed return envelope. The return envelope does not require postage if mailed in the United States. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

                     BALDOR  ELECTRIC  COMPANY


                           PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS





The enclosed proxy is solicited on behalf of the Board of Directors of Baldor Electric Company (the "Company") for use at the Annual Meeting of its shareholders to be held May 6, 1995, at 10:30 a.m. If the proxy is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person. If no contrary instructions are indicated on the proxy, the proxy will be voted for the election of the three nominees named herein as directors. If matters other than those mentioned herein properly come before the meeting, the proxy will be voted by the persons named therein in a manner which they consider to be in the best interests of the Company.

The Company's principal executive offices are located at 5711 R. S. Boreham, Jr. Street, Fort Smith, Arkansas 72901. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about March 31, 1995.

The cost of the solicitation of proxies will be borne by the Company.
In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile, by regular employees of the Company, without additional compensation. Brokerage firms, banks, nominees and others will be requested to forward proxy material to the beneficial owners of Common Stock held by them of record. No solicitation is to be made by specially engaged employees or other paid solicitors.


                                 VOTING

Only the holders of record of the common stock of the company as of the close of business on March 22, 1995, are entitled to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on March 10, 1995, 18,349,595 shares of Common Stock of the Company were issued and outstanding. A majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters except the election of directors, as to which there shall be cumulative voting, as described below. The Board knows of no matters other than the election of directors to be presented for consideration at the Annual Meeting. If any other matters properly come before the meeting, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

The affirmative vote of the holders of a majority of the shares entitled to vote which are present in person or represented by proxy at the 1995 Annual Meeting is required to elect directors and act on any other matters properly brought before the meeting. In the election of directors, each shareholder is entitled to vote cumulatively. To vote cumulatively, each shareholder may multiply the number of shares of Common Stock held by him by the number of directors to be elected and cast the whole number of votes for one candidate or distribute them among two or more candidates. There is no condition precedent to the exercise of these cumulative voting rights. If more persons than the number of director positions to be filled receive the affirmative vote of a majority of shares entitled to vote at the meeting, then the number of persons up to the number of directorships to be filled, who receive the most votes, or a "plurality", will be elected as directors.

Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, and proxies which are marked to deny discretionary authority on other matters, will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees, and against such other matters, respectively. Because so-called "broker non-votes" are inapplicable to the election of directors, a discussion of the concept is omitted from this Proxy Statement.

If the proxy is signed and returned without any direction given, shares will be voted for the election of the Board's slate of nominees and in their discretion, the persons named in the proxy are authorized to cumulate and vote the shares of the shareholders giving the proxy for any nominee except for those nominees with respect to whom authority has been withheld.


                                PROPOSAL 1:
                           ELECTION OF DIRECTORS

The Restated Articles of Incorporation and Bylaws of the Company provide for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. Three members are to be elected to the Board of Directors in 1995, each to serve for a term of three years.

The persons named in the enclosed form of proxy intend to vote such proxy for the election of the three nominees named below as directors of the Company, unless the shareholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If the proxy is signed and returned without any direction given, shares will be voted for the election of the Board's slate of nominees and in their discretion, the persons named in the proxy are authorized to cumulate and vote the shares of the shareholders giving the proxy for any nominee except those nominees with respect to whom authority has been withheld. The Board of Directors has no reason to doubt the availability of the nominees and each has indicated a willingness to serve if elected. If any nominee shall decline or be unable to serve, it is intended that, in the discretion of the Board of Directors, either the size of the Board will be reduced or the proxies will vote for a substitute nominee designated by the Board of Directors.

          Information Regarding the Nominees for Directors to be Elected in 1995 for Terms Ending in 1998



Fred C. Ballman ... Former Chairman and Chief Executive Officer of the Company (retired); Age 82; Present term expires 1995; Director of the Company from 1944 to 1982 and since 1992. (1)


R. S. Boreham, Jr. ... Chairman of the Board of the Company since 1981;
Chief Executive Officer of the Company from 1978 through fiscal year 1992; Director of U.S.A. Truck, Inc.; Age 70; Present term expires 1995; Director of the Company since 1961. (2)


R. L. Qualls ... Chief Executive Officer of the Company beginning January 3, 1993 and President of the Company since 1990; Chief Operating Officer of the Company from February 1991 through fiscal year 1992; Executive Vice President-Finance and Planning of the Company from May 1986 through April 1990; Age 61; Present term expires 1995; Director of the Company since 1987. (3)



      Information Regarding the Directors Who Are Not Nominees for
             Election and Whose Terms Continue Beyond 1995


Jefferson W. Asher, Jr. ... Independent Management Consultant providing assistance to corporations, attorneys, banking institutions, and other creditors for more than the past five years; Director of California Beach Restaurants, Inc.; Age 70; Present term expires 1996; Director of the Company since 1973. (4)(5)


O. A. Baumann ... The Company's manufacturer's sales representative in St. Louis, Missouri, from 1947 to 1987 (retired); Age 73; Present term expires 1997; Director of the Company since 1961. (5)

Robert J. Messey ... Senior Vice President, Chief Financial Officer, and Director of Sverdrup Corporation, engineering and architectural firm, since January 1, 1993; Partner of Ernst & Young LLP, international accounting firm, prior to January 1, 1993; Age 49; Present term expires 1996; Director of the Company since 1993. (6)


Robert L. Proost ... Corporate Vice President and Director of
Administration, A.G. Edwards & Sons, Inc., securities brokerage and investment banking; Age 57; Present term expires 1997; Director of the Company since 1988. (6)(7)

George A. Schock ... Assistant Secretary of the Company since 1978; has served as an officer of the Company since 1944; Age 87; Present term expires 1997; Director of the Company since 1944. (3)


Willis J. Wheat ... Professor of Management and Marketing, Oklahoma City University, since 1987; Age 69; Present term expires 1996; Director of the Company since 1991. (1)(8)

_______________

(1)  Member of the Stock Option Committee

(2)  Chairman of the Executive Committee

(3)  Member of the Executive Committee

(4)  Chairman of the Audit Committee

(5)  Member of the Nominating Committee

(6)  Member of the Audit Committee

(7)  Chairman of the Stock Option Committee

(8)  Chairman of the Nominating Committee







                     Information About the Board of Directors
                            and Committees of the Board


Board of Directors ... During the fiscal year ended December 31, 1994 ("fiscal year 1994"), four meetings of the Board of Directors were held.



Executive Committee ... Between meetings of the Board, the Executive Committee is empowered to act in lieu of the Board of Directors except on those matters for which the Board of Directors has specifically reserved authority to itself. The Executive Committee held four meetings during fiscal year 1994.

Audit Committee ... The Audit Committee performs the following functions: assists in the selection of independent auditors, directs and supervises investigations into matters relating to audit functions, reviews with independent auditors the plans and results of the audit engagement, reviews the degree of independence of the auditors, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's system of internal accounting controls. The Audit Committee held three meetings during fiscal year 1994.


Stock Option Committee ... The Stock Option Committee administers four of the Company's five existing stock option plans. Awards can be made from three plans and the committee has the exclusive authority to determine the persons eligible to participate and to determine the amount and the terms and conditions of the awards made to each participant. The Stock Option Committee held four meetings during fiscal year 1994.

Nominating Committee ... The Nominating Committee is responsible for proposing a slate of directors for election by the shareholders at each annual meeting and proposing candidates to fill any vacancies on the Board. Pursuant to the Bylaws, any shareholder of the Company eligible to vote in an election of directors may nominate a person or persons for election to the Board of Directors by written notice mailed to the Company not less than 45 nor more than 90 days prior to the regularly scheduled date set forth in the Bylaws for the annual meeting of shareholders. The notification to the Company shall state the name and residence address of the nominating shareholder and, to the extent known to the nominating shareholder: the name and address of the proposed nominee, the total number of shares to be voted for the proposed nominee, and the number of shares held by the nominating shareholder. The committee will consider candidates for Board membership proposed by shareholders who have complied with the aforementioned procedures. The Nominating Committee held one meeting during fiscal year 1994.


Director Compensation ... During fiscal year 1994, each member of the Board of Directors who was not a Company employee received $3,000 per quarter for services as a director. Each director who is a member of the Audit Committee received an additional $2,500 per quarter as chairman or $1,600 per quarter as a member. Each director who is a member of the Stock Option Committee received an additional $550 per quarter during fiscal year 1994. The Company also maintains the 1989 Stock Option Plan for Non-Employee Directors (the "1989 Plan"). Under the terms of the 1989 Plan, all non-employee directors received an annual option grant on January 31, 1994, to purchase shares of Common Stock of the Company, consisting of an option to purchase 1,620 shares having an exercise price of $26.50 (the fair market value per share on that date) and an additional option to purchase 1,080 shares having an exercise price of $13.25 (50% of the fair market value per share on that date). Annual option grants become exercisable in five equal installments beginning on the grant's first anniversary. All options expire ten years after the grant date. The 1989 Plan is administered by a committee of non-participating directors.

                           SECURITY OWNERSHIP OF
                 CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 10, 1995, regarding all persons known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock. The table also includes security ownership for each director of the Company, the Company's Chief Executive Officer, each of the Company's five other most highly compensated executive officers for fiscal year 1994, and all executive officers and directors as a group.

                                       Number of           Percent of
   Name                                 Shares              Class (1)
-----------------------------        --------------        -----------

George A. Schock                     1,649,941  (2)            9.0%
#1 McKnight Place - Apt. #218
St. Louis, Missouri 63124

Fred C. Ballman                      1,499,453  (3)            8.2%
P. O. Box 6638
Fort Smith, Arkansas 72906

R. S. Boreham, Jr.                   1,216,847  (4)            6.6%
P. O. Box 2400
Fort Smith, Arkansas 72902

The Company's Profit Sharing
   and Savings Plan                  1,417,895  (5)             7.7%
P. O. Box 2400
Fort Smith, Arkansas 72902

Putnam Investments, Inc.             1,178,677  (6)             6.4%
One Post Office Square
Boston, Massachusetts 02109

O. A. Baumann                          309,246  (7)              1.7%

R. L. Qualls                           191,596  (8)              1.0%

James R. Kimzey                         99,055  (9)              *

John A. McFarland                       85,490  (10)             *

Lloyd G. Davis                          84,505  (11)             *

Robert L. Null, Jr.                     52,700  (12)             *

Jefferson W. Asher, Jr.                 27,180  (13)             *

Robert L. Proost                        22,320  (14)             *

Willis J. Wheat                         11,340  (15)             *

Robert J. Messey                         6,335  (16)             *

All executive officers and
directors as a group
(17 persons)                         5,495,798  (17)          28.8%

_______________

 *  Less than 1%.

(1) Percentage is calculated with number of shares as the numerator which includes shares issuable upon exercise of options. The denominator consists of shares issued and outstanding plus shares issuable upon exercise of options, if any, awarded to the named individual or group.

(2) Shared voting and shared investment power over 1,621,152 shares; includes exercisable options to purchase 28,789 shares.

(3) Shared voting and shared investment power over 1,496,213 shares; includes exercisable options to purchase 3,240 shares.

(4) Shared voting and shared investment power over 425,022 shares; sole voting and sole investment power over 572,130 shares; sole voting and shared investment power over 111,435 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 108,260 shares.

(5) Sole voting power over 2,040 shares; shared investment power over 1,415,855 shares.

(6) Pursuant to Schedule 13G, dated February 7, 1995, filed with the Securities and Exchange Commission; shared voting power over 354,835 shares and shared investment power over 1,178,677 shares.

(7) Shared voting and shared investment power over 290,346 shares;includes exercisable options to purchase 18,900 shares.

(8) Shared voting and shared investment power over 68,828 shares sole voting and shared investment power over 666 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 122,102 shares.

(9) Shared voting and shared investment power over 9,928 shares; sole voting and shared investment power over 3,117 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 86,010 shares.

(10) Sole voting and sole investment power over 13,858 shares; shared voting and shared investment power over 1,100 shares; sole voting and shared investment power over 8,932 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 62,710 shares.

(11) Sole voting and sole investment power over 22,988 shares; sole voting and shared investment power over 7,377 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 54,140 shares.

(12) Shared voting and shared investment power over 7,270 shares; sole voting and shared investment power over 2,279 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 43,151 shares.

(13) Sole voting and sole investment power over 8,280 shares; includes exercisable options to purchase 18,900 shares.

(14) Sole voting and sole investment power over 15,300 shares; includes exercisable options to purchase 7,020 shares.

(15) Shared voting and shared investment power over 1,620 shares; includes exercisable options to purchase 9,720 shares.

(16) Sole voting and sole investment power over 1,200 shares; shared voting and shared investment power over 275 shares; includes exercisable options to purchase 4,860 shares.

(17) Includes 151,138 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 750,760 shares.

                              EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers.

                             Summary Compensation Table

                                                                       Long Term Compensation
                                      Annual Compensation               Awards           Payouts
                                   ------------------------------  --------------------- -------
                                                       Other       Restricted Securities             All
                                                       Annual        Stock   Underlying  LTIP      Other
Name and Principal Position  Year  Salary   Bonus    Compensation    Awards    Options  Payouts Compensation(F1)
---------------------------  ----  ------   -------  ------------    ------   --------- ------- -------------
                                     ($)      ($)        ($)           ($)        (#)      ($)       ($)

R. L. Qualls                 1994  240,000  262,570      0             0         25,000       0     59,570
President and Chief          1993  200,000  219,856      0             0         27,000       0     64,604
 Executive Officer           1992  170,000  148,918      0             0         27,000       0     39,859

R. S. Boreham, Jr.           1994  200,000  235,777      0             0         10,000       0     96,768
Chairman of the              1993  200,000  219,856      0             0         21,000       0    170,382
 Board of Directors          1992  217,000  210,633      0             0              0       0     80,208


Lloyd G. Davis               1994  100,000   58,944      0             0         12,000       0     19,007
Chief Financial Officer,     1993  100,000   32,978      0             0         15,000       0     16,979
 Vice President-             1992   94,863   16,532      0             0         14,400       0      6,953
 Finance, Secretary, and
 Treasurer


James R. Kimzey              1994  100,000   42,869      0             0          2,000       0     19,711
Vice President -             1993  100,000   29,681      0             0          6,000       0     16,291
 Research and Engineering    1992   98,000   23,380      0             0         14,400       0     14,893

John A. McFarland            1994  100,000   58,944      0             0          5,000       0     16,723
Vice President - Sales       1993   90,000   29,681      0             0         15,000       0     12,341
                             1992   82,000   18,100      0             0         14,400       0      9,951

Robert L. Null, Jr.          1994  100,000   42,869      0             0          2,000       0     18,536
Vice President -             1993  100,000   29,681      0             0          5,400       0     15,116
 Manufacturing               1992  100,000   21,274      0             0              0       0     13,708

----------------
(F1) The amounts disclosed in this column include contributions by the Company to the Baldor Electric Company Employees' Profit Sharing and Savings Plan, a defined contribution plan, which is two plans in one: a Profit Sharing Plan and a Savings Plan. The Company makes all contributions to the Profit Sharing Plan which are equal to 12% of pre-tax earnings for participating companies. The contributions are allocated among eligible employees in proportion to their total compensation. The Company makes matching contributions to the Savings Plan at a rate equal to 25% of the first 4% of the participating employee's compensation earned and contributed. The Company also maintains a split-dollar life insurance plan for all executive officers. The Company makes the premium payments on the split-dollar life insurance policies which vary according to age and insurance coverage for each officer. Each officer reimburses the Company for a portion of the premium that represents the full value attributable to term life coverage. The amounts included as compensation for each named officer represents the full dollar value of the premium paid by the Company during the covered fiscal year less the reimbursement received from each individual. The fiscal year 1994 amounts in this column represent Company contributions consisting of the following:

                        Contributions         Contributions      Split-Dollar
                           to the                to the         Life Insurance
  Name               Profit Sharing Plan      Savings Plan         Premiums
------------------   -------------------      -------------     --------------
                             ($)                   ($)                ($)

R. L. Qualls               12,331                 1,400               45,839
R. S. Boreham, Jr.         12,331                 1,500               82,937
Lloyd G. Davis             11,980                 1,000                6,027
James R. Kimzey            11,402                 1,000                7,309
John A. McFarland          11,970                 1,000                3,753
Robert L. Null, Jr.        11,402                 1,000                6,134

                          Option Grants in Last Fiscal Year

                                      Individual Grants
                    -----------------------------------------------------------
                    Number of     % of Total                Market
                   Securities       Options                  Price
                   Underlying       Granted                   on                  Grant Date
                     Options          in        Exercise     Grant   Expiration    Present
  Name               Granted      Fiscal Year    Price       Date       Date        Value   (F1)
------------------ -----------    -----------   --------    -------  ----------   ----------
                                      (#)                    ($/sh)    ($/sh)         ($)

R. L. Qualls         25,000 (2)      11.5%       25.3750     25.375   02/06/2004    263,250


R. S. Boreham, Jr.   10,000 (2)       4.6%       25.3750     25.375   02/06/2004    105,314


Lloyd G. Davis        7,000 (2)       3.2%       25.3750     25.375   02/06/2004     73,720
                      5,000 (3)       2.3%       12.6875     25.375   02/06/2004     83,623


James R. Kimzey       2,000 (2)       0.9%       25.3750     25.375   02/06/2004     21,063


John A. McFarland     5,000 (2)       2.3%       25.3750     25.375   02/06/2004     52,657


Robert L. Null, Jr.   2,000 (2)       0.9%       25.3750     25.375   02/06/2004     21,063


----------------
(F1) The Company used the Black-Scholes option pricing model to determine grant date present value. Calculations are based on a ten-year option term and assumptions are: interest rate of 7.85%; annual dividend yield of 1.8%; and volatility of 1.0%. As indicated, the present values are based on assumptions and the amounts reflected in this table may not be achieved.

(F2) Incentive options to purchase shares of Common Stock of the Company were granted at the market value of the Common Stock on the date of grant and are 100% exercisable six months and one day following the grant date.

(F3) Non-qualified options to purchase shares of restricted Common Stock of the Company were granted at 50% of the market value of the Common Stock on the date of grant with full vesting occurring on the fifth anniversary date. Vesting may be accelerated by early exercise or when certain events relating to change of the Company's ownership occurs.
The restricted shares purchased on exercise of such options may be voted but cannot be sold or transferred until they are vested. The options are 100% exercisable six months and one day following the grant date.

                    Aggregated Option Exercises in Last Fiscal Year
                                 and FY-End Option Values

                                                           Number of
                                                      Securities Underlying               Value of
                       Shares                              Unexercised                   Unexercised
                     Acquired on     Value                   Options                In-the-Money Options
    Name              Exercise     Realized  (F1)         at FY-End (#)                 at FY-End ($)    (F2)
-----------------    -----------   ------------- ----------------------------   -----------------------------
                       (#)           ($)         (Exercisable) (Unexercisable)  (Exercisable) (Unexercisable)

R. L. Qualls          11,455        133,040        130,215              0        1,980,594            0

R. S. Boreham, Jr.    17,900        328,489        108,260              0        1,834,633            0

Lloyd G. Davis         3,100         59,027         45,140          9,000          607,649      108,000

James R. Kimzey        2,000         34,866         86,010              0        1,573,626            0

John A. McFarland      2,800         51,490         62,710              0          907,530            0

Robert L. Null, Jr.    1,100         17,732         43,150              0          751,885            0

----------------
(F1) Represents the difference between the option exercise price and the market price of the Common Stock on the date of exercise multiplied by the number of shares acquired upon exercise.

(F2) Represents the difference between the $27.00 closing price of the Common Stock as reported by the New York Stock Exchange on December 30, 1994, the last trading day of fiscal year 1994, and the exercise price of the options multiplied by the number of shares of Common stock underlying the option. The numbers shown reflect the value of options accumulated over a seven-year period.

                     Change-of-Control Arrangements


Pursuant to agreements under the 1987 Incentive Stock Plan and the 1994 Incentive Stock Plan, outstanding restricted Common Stock of the Company acquired by an early exercise of a non-qualified stock option will fully vest and be free of restrictions without the requirement of any further act by the Company or shareholder in the event of a "Change-of-Control" of the Company as defined in those agreements.


       Compensation Committee Interlocks and Insider Participation


Although the Company has no standing compensation committee of the Board of Directors, the Executive Committee performs functions similar to those customarily performed by such committees. Except for grants under the various incentive stock plans, the Board of Directors, as a whole, approves the salary and bonus remuneration arrangements for directors and executive officers. The members of the Executive Committee are the following executive officers:
R. S. Boreham, Jr., R. L. Qualls, and George A. Schock. The Stock Option Committee administers four of the five incentive stock plans. The members of the Stock Option Committee are the following non-employee directors: Fred
C. Ballman, Robert L. Proost, and Willis J. Wheat.

              Report of the Executive and Stock Option Committees



The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

The Company's Officer's Compensation Plan (the "Plan") is objective, formula driven, and has been consistently applied since 1973. The Plan is designed to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The primary goals of the Plan are to ensure that total compensation is fair internally, is competitive externally, and offers performance motivation. For purposes of this section, total compensation is defined as salary plus bonus. The Plan combines annual base compensation with a bonus based upon the Company's performance. The Company believes that the goals of the Plan are met by providing competitive compensation which will motivate and retain key employees.

Total compensation for all executive officers is established within the range of salaries and bonuses for persons holding similar positions at other comparably-sized manufacturing companies utilizing independent salary survey data. The survey data is a composite of all manufacturing companies that are comparably-sized based upon sales volume. The independent survey does not provide a detailed list of all participating companies and the companies included may or may not include those in the performance graph. The total compensation for all executive officers is expected to be slightly below the median for similar positions compared to the independent survey data. This is accomplished by establishing the annual base portion of compensation at the low end of the survey with the potential incentive portion being slightly above the median. This results in a greater emphasis being placed upon the Company's performance.

The total compensation individual officers may earn is subjective based upon the individual's position, experience, and ability to impact the Company's performance. In establishing each officer's annual base and potential bonus portion of compensation, additional consideration includes the individual's past performance, initiative and achievement, and future potential, as well as the Company's performance.

The potential bonus pool is based upon the sales and earnings performance of the Company and the relative weights are 75% sales and 25% earnings. Compensation attributable to the sales component increases or decreases in relation to sales. Compensation attributable to the earnings component increases if earnings exceed a percentage of shareholders' equity as determined by the Board of Directors (currently 10%) and decreases if earnings are less than such amount. Each individual officer's participation in the potential bonus pool is determined as described above and is assigned such that if the Company achieves its sales and earnings objectives, the salary and bonus combined will be competitive with the industry and will remain consistent with the Company's philosophy and Plan. The Company exceeded planned sales and earnings which resulted in actual bonuses equaling 23% to 52% of total compensation for named executive officers.

The factors considered in determining the compensation package for the President and Chief Executive Officer for fiscal year 1994 were the same as those described above for executive officers. The total compensation for the President and the Chief Executive Officer is expected to be slightly below the median of comparably-sized manufacturing companies. This median is obtained from independent salary survey data which is utilized in the same manner for the CEO as well as all other executive officers. The CEO's total compensation is competitive and reflective of the Company's performance with 52% of the CEO's compensation at risk in the form of a performance bonus. In 1994, 51% of the increase in the CEO's total compensation over 1993 total compensation was the result of improved sales and earnings.

The Company also maintains stock option plans to provide additional incentives to executive officers and other employees to work to maximize shareholder value. The Stock Option Committee has granted incentive options to purchase shares of Common Stock of the Company (at the fair market value of the Common Stock on the date of grant) and non-qualified options to purchase shares of restricted stock (at 50% of the fair market value of the Common Stock on the date of grant) to executive officers and other employees. Grants were made in fiscal year 1994 to named executives and other employees to continue to encourage long-term growth and profitability. The number of options granted to each executive officer is subjective based upon individual performance, future potential, and abilities to impact the Company's performance.

The President and Chief Executive Officer received an incentive stock option to purchase 25,000 shares of Common Stock, which represented 11.5% of total shares granted. The number of options granted was subjective based upon the CEO's ability to impact the Company's performance as well as individual performance, and future potential.

The Company, the Executive Committee, and the Stock Option Committee, as appropriate, continually review the executive compensation policies in regards to Section 162(m) of the Internal Revenue Code of 1986 as Amended pertaining to the Company's $1,000,000 deductibility limitation for applicable compensation paid to named executive officers. In 1994, the deductibility of the Company's executive compensation was not affected by the limitation under Section 162(m).



    EXECUTIVE COMMITTEE                               STOCK OPTION COMMITTEE

  R. S. Boreham, Jr., Chairman                      Robert L. Proost, Chairman
  R. L. Qualls                                      Fred C. Ballman
  George A. Schock                                  Willis J. Wheat

                                     Performance Graph



                   12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94

Baldor              $100.00   $ 80.17   $114.84   $167.07   $221.00   $254.44

S & P 500            100.00     96.90    126.42    136.05    149.76    151.74

S & P Elec Eqp Grp   100.00     91.96    121.91    133.5     161.07    162.95



Assumes $100.00 invested on December 31,1989 in Baldor Electric Company, S & P 500 Index, and S & P Electrical Equipment Composite Index.

                    COMPLIANCE WITH SECTION 16 FILINGS


Gene J. Hagedorn, Vice President - Materials, filed one Form 4, with respect to one transaction, late during the year ended December 31, 1994.


                           INDEPENDENT AUDITORS


The Company is presently utilizing the services of Ernst & Young LLP, which has been the Company's independent auditors since 1972. The Audit Committee and the Board of Directors will consider the reappointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 30, 1995, at the Company's next regular Board of Directors meeting in May. The Company has no reason to believe that Ernst & Young LLP will not be reappointed. Representatives of Ernst & Young LLP will be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            SHAREHOLDER PROPOSALS


Any shareholder proposals intended to be presented at the 1996 Annual Meeting must be received by the Company at its principal executive offices no later than December 2, 1995, in order to be considered for inclusion in the proxy materials.


                                 OTHER MATTERS


The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.




March 30, 1995

                         (PROXY CARD -- FRONT)

                         BALDOR ELECTRIC COMPANY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             For Annual Meeting of Shareholders on May 6, 1995

The undersigned hereby appoints R. S. Boreham, Jr., R. L. Qualls, and George A. Schock, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of Baldor Electric Company, to be held at the Holiday Inn, 700 Rogers Avenue, Fort Smith, Arkansas, on Saturday, May 6, 1995, at 10:30 a.m. local time, and all adjournments thereof, and there to vote, as indicated below, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

(1)  Election of Directors           FOR all nominees listed below (except
                                     as marked to the contrary below)   [  ]

                                     WITHHOLD AUTHORITY to vote
                                     for all nominees listed below      [  ]



    Fred C. Ballman,   R. S. Boreham, Jr.,   R. L. Qualls

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



______________________________________________________________________________


(2) In their discretion, the proxies are authorized to cumulate and vote the shares of the undersigned for any nominee other than nominees with respect to whom authority to vote has been withheld, and to vote upon such other business as may properly come before the meeting and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.



     If no direction is made, this proxy will be voted FOR the election of directors.


     Please date and sign on the reverse side and mail promptly in the enclosed envelope.

                         (PROXY CARD -- BACK)

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all proxies heretofore given by the undersigned for said meeting. This proxy may be revoked prior to its exercise.



                           Dated:  ____________________________________, 1995



                           __________________________________________________

                                                Signature


                           __________________________________________________

                                                Signature


                           Note: Please sign exactly as your name or names appear hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign.



PLEASE MARK, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           (DIRECTION CARD -- FRONT)

                            BALDOR ELECTRIC COMPANY

The undersigned, a participant in the Baldor Electric Company Profit Sharing and Savings Plan (the "Plan") hereby directs Wachovia Bank of North Carolina, N.A., as trustee (the "Trustee") of the Plan Trust (the "Trust"), at the Annual Meeting of Shareholders of Baldor Electric Company, to be held at the Holiday Inn, 700 Rogers Avenue, Fort Smith, Arkansas, on Saturday, May 6, 1995, at 10:30 a.m. local time, and all adjournments thereof, to vote, as indicated below, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

(1)  Election of Directors          FOR all nominees listed below (except
                                    as marked to the contrary below)     [  ]

                                    WITHHOLD AUTHORITY to vote
                                    for all nominees listed below        [  ]



    Fred C. Ballman,   R. S. Boreham, Jr.,   R. L. Qualls

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



______________________________________________________________________________


(2) As Trustee, you are authorized to cumulate and vote the shares of the undersigned for any nominee other than nominees with respect to whom authority to vote has been withheld, and to vote upon such other business as may properly come before the meeting and all adjournments thereof.
This direction card, when properly executed, will be voted in the manner directed herein by the undersigned participant.

     If no direction is made by a participant, voting will be controlled by the terms of the Plan and the Trust.

     Please date and sign on the reverse side and mail promptly in the enclosed envelope.

                    (DIRECTION CARD -- BACK)

The undersigned hereby revokes all prior directions (the "Direction") given by the undersigned to the Trustee with respect to the subject matter hereof for said meeting. This Direction may be revoked prior to its exercise.



                         Dated:  ____________________________________, 1995



                         __________________________________________________

                                              Signature


                         __________________________________________________

                                              Signature


                         Note: Please sign exactly as your name or names appear hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign.


PLEASE MARK, SIGN, DATE, AND PROMPTLY RETURN THIS CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.